Exhibit 10.6

AMENDMENT NO. 2 TO
CRUDE OIL TRUCKING TRANSPORTATION SERVICES AGREEMENT

This AMENDMENT NO. 2 TO CRUDE OIL TRUCKING TRANSPORTATION SERVICES AGREEMENT, dated as of the 29th day of June, 2018 (this “Amendment”), is by and among (a) Western Refining Company, L.P., a Delaware limited partnership (“WRCLP”), and Western Refining Southwest, Inc., an Arizona corporation (“WRSW”, and together with WRCLP, “Shipper”), and (b) Western Refining Wholesale, LLC, a Delaware limited liability company (“Carrier”). Shipper and Carrier are each referred to herein as a “Party” and collectively referred to herein as the “Parties”.
RECITALS:
WHEREAS, the Parties entered into that certain Crude Oil Trucking Transportation Services Agreement, dated as of October 15, 2014 (as may have been previously amended, the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement pursuant to the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT:

1.
Recitals; Defined Terms. The recitals set forth above are true and correct and are incorporated herein by this reference. Capitalized terms used throughout this Amendment shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

2.	Amendments. The Agreement is hereby amended to insert a new Section 15(q) which shall provide as follows:

(q)    Service Orders. Carrier and Shipper may enter into one or more service orders related to the provision of services under the Agreement substantially in the form attached hereto as Exhibit 1 (each, a “Service Order”). Upon a request by Shipper or as deemed necessary or appropriate by Carrier in connection with the services to be provided pursuant hereto, Carrier shall generate a Service Order to set forth specific terms and conditions for providing the applicable services described therein. No Service Order shall be effective until fully executed by both Shipper and Carrier. In the case of any conflict between the terms of this Agreement and the terms of any Service Order, the terms of the applicable Service Order shall govern. Items available for inclusion on a Service Order include, but are not limited to:

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(i)    Minimum Volume Commitment pursuant to Section 1(a);
(ii)    Excess Volumes pursuant to Section 1(b);

(iii)	Base Rates pursuant to Section 4(a);

(iv)	the Trucking Rate pursuant to Section 4(b);
(iii)    any reimbursements pursuant to Section 4(c);

(iv)	any other services to be provided by Carrier pursuant to Section 6(a) and the fee to be paid by Shipper therefore pursuant to Section 4(d); and
(v)    permitted subcontractors pursuant to Section 16(b).

3.	Miscellaneous.

(a)
Ratification of the Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.

(b)
Entire Agreement; Supersedure. This Amendment, together with the Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Agreement, unless it is contained in a written amendment of the Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not set forth in this Amendment or the Agreement.

(c)
Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

WESTERN REFINING COMPANY, L.P. By: Western Refining GP, LLC, its general partner

By:	/s/ GREGORY J. GOFF
Name:	Gregory J. Goff
Title:	Chief Executive Officer and President

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ GREGORY J. GOFF
Name:	Gregory J. Goff
Title:	Chief Executive Officer and President

WESTERN REFINING WHOLESALE, LLC

By:	/s/ STEVEN M. STERIN
Name:	Steven M. Sterin
Title:	President and Chief Executive Officer

Signature Page to Amendment No. 2 to
Crude Oil Trucking Transportation Services Agreement

Exhibit 1
FORM OF SERVICE ORDER
(CRUDE OIL TRUCKING TRANSPORTATION SERVICES AGREEMENT)
This Service Order is entered as of______ ___, 20__, by and among (a) Western Refining Company, L.P., a Delaware limited partnership (“WRCLP”), and Western Refining Southwest, Inc., an Arizona corporation (“WRSW”, and together with WRCLP, “Shipper”), and (b) Western Refining Wholesale, LLC, a Delaware limited liability company (“Carrier”), pursuant to and in accordance with the terms of the Crude Oil Trucking Transportation Services Agreement, dated effective as of October 15, 2014 (as may have been previously amended, the “Agreement”) by and among such parties.
Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.
Pursuant to Section 15(q) of the Agreement, the Parties agree to the following provisions:

[Insert applicable provisions]

Except as set forth in this Service Order, the other terms of the Agreement shall continue in full force and effect and shall apply to the terms of this Service Order.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Service Order as of the date first written above.

WESTERN REFINING COMPANY, L.P.

By: Western Refining GP, LLC, its general partner

By: _________________________________________
Name: ______________________________________
Title: _______________________________________

WESTERN REFINING SOUTHWEST, INC. By: _________________________________________ Name: ______________________________________ Title: _______________________________________

WESTERN REFINING WHOLESALE, LLC By: _________________________________________ Name: ______________________________________ Title: _______________________________________

Signature Page to Service Order Under
Crude Oil Trucking Transportation Services Agreement